Use these links to rapidly review the document
Table of Contents

Exhibit 4.8(b)

QWEST COMMUNICATIONS INTERNATIONAL INC.

and

[            ]
 as Trustee

Subordinated Debt Securities Indenture

Dated as of [            ], [    ]

QWEST COMMUNICATIONS INTERNATIONAL INC.

Reconciliation and tie between
Trust Indenture Act of 1939 and
Indenture, dated as of                ,

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	7.09
	(a)(2)	7.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	7.09
	(b)	7.08, 7.10
	(c)	Not Applicable
§ 311	(a)	7.13
	(b)	7.13
	(c)	Not Applicable
§ 312	(a)	7.15, 7.16
	(b)	7.16(b)
	(c)	7.16(c)
§ 313	(a)	7.17
	(b)	7.17
	(c)	7.17
	(d)	7.17(b)
§ 314	(a)(1) - (3)	7.18
	(a)(4)	4.05
	(b)	Not Applicable
	(c)(1)	1.02, 9.01
	(c)(2)	1.02, 9.01
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(f)	Not Applicable
§ 315	(a)	7.01, 7.03
	(b)	7.02
	(c)	7.01
	(d)	7.01
	(e)	6.14
§ 316	(a)(1)(A)	6.12
	(a)(1)(B)	6.13
	(a)(2)	Not Applicable
	(b)	6.08
	(c)	1.04
§ 317	(a)(1)	6.03
	(a)(2)	6.04
	(b)	4.03
§ 318	(a)	1.07

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

i

        Indenture, dated as of [    ], [    ], between QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (herein called the "Company"), having its principal office at 1801 California Street, Denver, Colorado 80202 and [                        ], a [                        ] trust company, as Trustee (herein called the "Trustee").

RECITALS OF THE COMPANY

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as in this Indenture provided.

        All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of each series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01    Definitions

        For all purposes of this Indenture (including, with respect to any particular series of Securities, the terms of that particular series established as contemplated by Section 2.06), except as otherwise expressly provided or unless the context otherwise requires:

          (1)   the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

          (2)   all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (3)   unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

          (4)   the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5)   each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case, as amended from time to time.

        Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

        The following Trust Indenture Act terms used in this Indenture have the following meanings:

        "indenture securities" means the Securities;

        "indenture security holder" means a Holder of a Security;

        "indenture to be qualified" means this Indenture;

        "indenture trustee" or "institutional trustee" means the Trustee; and

        "obligor" on the Securities means the Company and any successor obligor under the Securities.

        All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by the Trust Indenture Act in reference to another statute or defined by Commission rule under the Trust Indenture Act, have the meanings so assigned to them.

        "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

        "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. No individual shall be deemed to be controlled by or under common control with any specified Person solely by virtue of his or her status as an employee or officer of such specified Person or of any other Person controlled by or under common control with such specified Person.

        "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 7.14 hereof to act on behalf of the Trustee to authenticate Securities.

        "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

        "Business Day" when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

        "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of stock of, or other ownership interests in, such Person.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by a Responsible Officer and delivered to the Trustee.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which address, as of the date of execution and delivery of this Indenture, is located at [                        ].

        "Corporation" means a corporation, association, company, joint-stock company, limited liability company, or business trust.

        "Covenant Defeasance" has the meaning specified in Section 10.03.

        "Currency Agreement" means, with respect to any Person, any foreign currency protection agreement, any foreign exchange contract, forward contracts, currency swap agreement, currency option agreement or other similar agreement or arrangement to which such Person is a party or by which such Person is a party or by which it is bound.

        "Debt" has the meaning specified in the applicable Board Resolution, supplemental indenture or Officer's Certificate relating to a particular series of Securities.

        "Default" means an event that is, or after notice or passage of time, or both, would be, an Event of Default with respect to Securities of any particular series.

        "Defaulted Interest" has the meaning specified in Section 2.12.

        "Defeasance" has the meaning specified in Section 10.02.

        "Defeasible Covenant" has the meaning specified in Section 10.03.

        "Depositary" shall mean, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person specified in Section 2.06 as the Depositary with respect to the Securities, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

        "Designated Senior Indebtedness" has the meaning specified in the applicable Board Resolution, supplemental indenture or Officer's Certificate relating to a particular series of Securities.

        "Dollars", "Dollars", "U.S.$", "U.S. Dollars" or "$" shall mean lawful money of the United States of America.

        "Event of Default" has the meaning specified in Section 6.01.

        "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case, as amended from time to time.

        "Extension Period" has the meaning specified in Section 2.06.

        "Foreign Government Obligation" has the meaning specified in Section 10.04.

        "Global Security" or "Global Securities" has the meaning provided in Section 2.04.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. With respect to any particular series of Securities, the term "Indenture" shall also include the terms of that particular series of Securities established as contemplated by Section 2.06.

        "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Maturity", when used with respect to any Security, means the date on which the principal or an installment of principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, offer to purchase or otherwise.

        "Notice of Default" means a written notice of the kind specified in Section 6.01(4).

        "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, costs, expenses, damages and other liabilities payable under or in respect of the documentation governing any Debt.

        "Officer's Certificate" means a certificate signed by a Responsible Officer and delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

        "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i)    Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii)   Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii)  Securities which have been paid pursuant to Section 2.11 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv)  Securities as to which Defeasance has been effected pursuant to Section 10.02; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be that number of Dollars into which the principal amount of such Security may be converted, determined in the manner provided as contemplated by Section 2.06, on the date of original issuance of such Security and (C) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

        "Payment Blockage Notice" has the meaning specified in Section 8.02.

        "Payment Blockage Period" has the meaning specified in Section 8.02.

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 2.06.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same Debt as the mutilated, destroyed, lost or stolen Security.

        "Preferred Capital Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

        "Record Expiration Date" has the meaning specified in Section 1.04.

        "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.06.

        "Representative" means any agent or representative in respect of any Designated Senior Indebtedness; provided that if, and for so long as, any Designated Senior Indebtedness lacks such representative, then the Representative for such Designated Senior Indebtedness shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Indebtedness.

        "Responsible Officer" means the Chairman of the Board, the President, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, or any other officer of the Company specified in the applicable Board Resolution, supplemental indenture or Officer's Certificate relating to a particular series of Securities.

        "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

        "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case, as amended from time to time.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.10.

        "Senior Credit Agreement" has the meaning specified in the applicable Board Resolution, supplemental indenture or Officer's Certificate relating to a particular series of Securities.

        "Senior Indebtedness" has the meaning specified in the applicable Board Resolution, supplemental indenture or Officer's Certificate relating to a particular series of Securities.

        "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

        "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, and, when used with respect to any other Debt or installment of principal thereof or interest thereon, means the date specified in the instrument governing such Debt as the fixed date on which the principal of such Debt or any installment of interest thereon is due and payable.

        "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

        "Surviving Entity" has the meaning specified in Section 5.01.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

        "Trust Officer" means any officer in the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "U.S. Government Obligation" has the meaning specified in Section 10.04.

        "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", but shall not include any assistant vice president.

        "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 1.02    Compliance Certificates and Opinions.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1)   a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2)   a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3)   a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4)   a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03    Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04    Acts of Holders; Record Dates.

          (a)   Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

          Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

          (b)   The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c)   The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series; provided, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.15) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of any Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 6.02, (iii) any request to institute proceedings referred to in Section 6.07(2) or (iv) any direction referred to in Section 6.12, in each case, with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

          With respect to any record date set pursuant to this Section 1.04, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day; provided, that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 1.04, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

          (d)   The ownership of Securities shall be proved by the Security Register.

          (e)   Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f)    Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05    Notices, Etc., to Trustee and Company.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1)   the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid, to or with the Trustee at its Corporate Trust Office, Attention: [                        ], or

        (2)   the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or dispatched for delivery (prepaid by the sender) by an overnight courier service with written evidence of delivery required, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, marked "Attention: [                        ], " or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06    Notice to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled to receive such notice, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07    Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08    Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09    Successors.

        All covenants and agreements in this Indenture by the Company shall bind its successors.

SECTION 1.10    Separability Clause.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11    Benefits of Indenture.

        Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12    Governing Law.

        THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.13    Legal Holidays.

        In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section 1.13) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity; provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.14    No Recourse Against Others.

        No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture, or in any of the Securities, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability, either at common law or in equity or by constitution or statute, is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

ARTICLE TWO

THE SECURITIES

Section 2.01    Forms Generally.

        The Securities of each series shall be in substantially the form set forth in this Article Two, or in such other form as shall be established by or pursuant to authority granted by a Board Resolution or in one or more indentures supplemental hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officer or officers of the Company executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.08 for the authentication and delivery of such Securities.

        The Trustee's certificates of authentication shall be in substantially the form set forth at Section 2.05.

        The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officer or officers of the Company executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02    Form of Face of Security.

        [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

CUSIP NO.

QWEST COMMUNICATIONS INTERNATIONAL INC.

No.	$

        QWEST COMMUNICATIONS INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                        ], or registered assigns, the principal sum of [•] [Dollars] [if other than Dollars, substitute other currency units] on [•], [•] [if the Security is to bear interest prior to Maturity, insert [•], and to pay interest thereon from [•] or from the most recent Interest Payment Date to which interest has been paid or duly provided for], [semiannually] [if other than semi-annual interest at a fixed rate, insert frequency of payment and payment dates] on [•] and [•] in each year, commencing [•], at [if the Security is to bear interest at a fixed rate, insert—the rate of [•] % per annum], [if the Security is to bear interest at a rate determined with reference to one or more formula, refer to description index below] until the principal hereof is paid or made available for payment] [if applicable, insert—and (to the extent that the payment of such interest shall be legally enforceable) at [if the Security is to bear interest at a fixed rate, insert the rate of [•] % per annum on any overdue principal and premium and on any overdue installment of interest from the dates such amounts are due until they are paid or made available for payment]. Interest shall be computed on the basis of [a 360-day year of twelve 30-day months] [if another basis of calculating interest is to be different, insert a description of such method.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [•] or [•] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

        [If the Securities are securities with respect to which the principal of or any premium or interest on, may be determined with reference to one or more indices or formulas, insert the text of such indices or formulas.]

        [If the Security is not to bear interest prior to Maturity, insert—The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of [•]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for.

        Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of [•] % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

        Payment of the principal of (and premium, if any) and [if applicable, insert—any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in [•] in such coin or currency of [the United States of America] [insert other currency or currency unit, if applicable] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert—; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

QWEST COMMUNICATIONS INTERNATIONAL INC.

By:	Name: Title:

By:	Name: Title:

SECTION 2.03    Form of Reverse of Security.

        This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [•], [•] (herein called the "Indenture"), between the Company and [                        ], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert—limited in aggregate principal amount to $[•]]. The Securities are unsecured general obligations of the Company.

        [If applicable, insert—The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert—(1) on [•] in any year commencing with the year [•] and ending with the year [•] through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert—on or after [•], 20[•]], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed [if applicable insert [•] on or before [•], [•] %, and if redeemed] during the 12-month period beginning of the [•] years indicated,

Year	Redemption Price
[•]	[•]	%
[•]	[•]	%
[•]	[•]	%
[•]	[•]	%
[•]	[•]	%
[•]	[•]	%

        and thereafter at a Redemption Price equal to [•] % of the principal amount, together in the case of any such redemption [if applicable, insert—(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

        [If applicable, insert—The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on [•] in any year commencing with the year [•] and ending with the year [•] through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert—on or after [•]], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning [•] of the years indicated,

Year	Redemption Price for Redemption Through Operation of the Sinking Fund		Year
[•]	[•]	%	[•]
[•]	[•]	%	[•]
[•]	[•]	%	[•]
[•]	[•]	%	[•]
[•]	[•]	%	[•]
[•]	[•]	%	[•]

        and thereafter at a Redemption Price equal to [•] % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.]

        [If applicable, insert—Notwithstanding the foregoing, the Company may not, prior to [•] redeem any Securities of this series as contemplated by [if applicable, insert—clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than [•]% per annum.]

        [If applicable, insert—The sinking fund for this series provides for the redemption on [•] in each year beginning with the year [•] and ending with the year [•] of [if applicable, insert—not less than $[•] ("mandatory sinking fund") and not more than] $[•] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [if applicable, insert—mandatory] sinking fund payments otherwise required to be made [if applicable, insert—in the inverse order in which they become due].]

        [If applicable, insert—The Securities are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days notice by mail to the Trustee at a Redemption Price equal to [•].]

        [If applicable, insert—The holder of this Security shall have the right to require the Company to pay this Security in full on [•], [•] by giving the Company or the Registrar written notice of the exercise of such right not less than 30 or more than 60 days prior to such date.]

        [If the Security is subject to redemption, insert—In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

        [If applicable, insert—This Security is not subject to redemption prior to Maturity.]

        [If applicable, insert—The Indenture contains provisions for defeasance at any time of [(a)] (the entire indebtedness evidenced by this Security] [and (b)] [certain restrictive covenants and Events of Default with respect to this Security,] [in each case,] upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.]

        [If the Security is not an Original Issue Discount Security, insert—If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.] [If applicable, insert—"Event of Default" means any one of the events specified at clauses [•] and [•] of Section 6.01 of the Indenture.]

        [If the Security is convertible into other securities of the Company, specify the conversion features.]

        [If the Security is an Original Issue Discount Security, insert—If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [—insert formula for determining the amount]. Upon payment [if applicable, insert—(i)] of the amount of principal so declared due and payable [if applicable, insert—and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable)], all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        [If applicable, insert—As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

        [If applicable, insert—The Securities of this series are issuable only in registered form without coupons in denominations of $[•] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.]

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        No recourse for the payment of the principal of (and premium, if any) or interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any indenture supplemental thereto, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or against any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, either at common law or in equity or by constitution or statute, being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 2.04    Securities in Global Form.

        If any Security of a series is issuable in global form (the "Global Security"), such Global Security may provide that it shall represent the aggregate amount of Securities of that series then Outstanding from time to time endorsed thereon and may also provide that the aggregate amount of Securities of that series then Outstanding represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 1.02.

        None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 2.05    Form of Trustee's Certificate of Authentication.

Dated:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

•, as Trustee
By:
Authorized Signatory

Section 2.06    Amount of Securities Issuable Unlimited; Issuable in Series

        The aggregate principal amount of Securities which may be authenticated and delivered on original issuance under this Indenture is unlimited.

        The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 2.08, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series any or all of the following, as applicable:

          (1)   the title and series designation of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2)   any limit on the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.09, 2.10, 2.11, 11.06 or 3.07 and except for any Securities which, pursuant to Section 2.08, are deemed never to have been authenticated and delivered hereunder);

          (3)   the price or prices at which the Securities of the series will be issued;

          (4)   the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (5)   the date or dates on which the principal of the Securities of the series and premium, if any, are payable;

          (6)   the rate or rates (which may be fixed or variable) and/or the method of determination thereof at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, subject to the right (if any such right is provided pursuant to this Section 2.06) of the Company to defer or extend an Interest Payment Date and the duration of such deferral or extension (an

  "Extension Period"), and the Regular Record Date for any interest payable on any Interest Payment Date;

          (7)   the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

          (8)   the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (9)   the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (10) whether the Securities of the series will be secured and any provisions relating to the security provided and the intended priority ranking of the liens in respect thereof with respect to any other liens on any such collateral;

          (11) whether the Securities of the series will be guaranteed and any provisions relating to the guarantee or guarantees provided and, if any such guarantees are to be secured, any provisions relating to the security provided and the intended priority ranking of the liens in respect thereof with respect to any other liens on any such collateral;

          (12) any provision for the conversion or exchange of the Securities of the series, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company, the security or securities into or for which, the period or periods within which, the price or prices, including any adjustments thereto, at which and the other terms and conditions upon which any Securities of the series shall be converted or exchanged, in whole or in part;

          (13) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (14) if the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be other than the currency of the United States of America, such currency, currencies or currency units and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01;

          (15) any term applicable to Original Issue Discount, if any (as that term is defined in the Internal Revenue Code of 1986 and the Regulations thereunder), including the rate or rates at which such Original Issue Discount, if any, shall accrue;

          (16) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined by reference to one or more indices or a formula, the manner in which such amounts shall be determined;

          (17) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, the periods within which and the term and conditions upon which such election is to be made and, if applicable, the manner in which such amount shall be determined;

          (18) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (19) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be outstanding as of any date prior to the Stated Maturity or Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (20) the application, if any, of either or both of Section 10.02 and Section 10.03 to the Securities of the series;

          (21) whether the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the form of any legend or legends which shall be borne by any such Global Security or Global Securities in addition to or in lieu of the legend set forth in Section 2.10, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 2.10 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (22) if other than as specified in Section 6.01, the Events of Default applicable with respect to the Securities of the series;

          (23) if other than as specified in Section 6.02, the Events of Default the occurrence of which would permit the declaration of the acceleration of Maturity pursuant to Section 6.02;

          (24) whether the Securities of the series shall be issuable in whole or in part in registered form, bearer form or both, and any other terms required for the establishment of Securities of a series in bearer form, including, but not limited to, tax compliance procedures;

          (25) any special United States Federal income tax considerations applicable to the Securities of the series;

          (26) any addition to or change in the covenants set forth in Article Four which applies to Securities of the series, and any other covenant, terms or provisions included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant, terms or provisions included for the benefit of Securities of the series in lieu of any covenant, terms or provisions included in this Indenture for the benefit of Securities of all series, or any provision that any covenant, terms or provisions included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of such series, or any combination of such covenants, terms or provisions;

          (27) if applicable, that the subordination provisions of Article Eight shall apply to Securities of the series or that any different subordination provisions (including a different definition of the term "Senior Indebtedness") shall apply to Securities of the series; and

          (28) any other term of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 11.01(5)).

        All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to authority granted by the Board Resolution referred to above and (subject to Section 2.08) set forth, or determined in the manner provided, in the

Officer's Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

        Unless otherwise provided with respect to the Securities of any series, the Company, at its option, may pay the interest on the Securities of any series that bears interest by mailing a check to the address of the Person entitled thereto at such address as shall appear in the Security Register.

        If any of the terms of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.08 for the authentication and delivery of such series of Securities.

Section 2.07    Denominations.

        The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.06. In the absence of any specifications pursuant to Section 2.06 with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.08    Execution, Authentication, Delivery and Dating.

        The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Financial Officer or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

        Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.06, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, in addition to the items required by Section 1.02, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a)   if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b)   if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.06, that such terms have been established in conformity with the provisions of this Indenture; and

          (c)   that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Notwithstanding the provisions of Section 2.06 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.06 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

        Each Security shall be dated the date of its authentication.

        No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.14, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 2.09    Temporary Securities.

        Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer or officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.

        If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared. After the preparation of definitive Securities of such series, the temporary Securities of such series may be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 2.10    Registration, Registration of Transfer and Exchange.

        The Company shall cause to be kept at the Corporate Trust Office of the Trustee for the Securities of each series a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

        Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

        At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.09, 3.07 or 11.06 not involving any transfer.

        If the Securities of any series (or any series and specified tenor) are to be redeemed, in whole or in part, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of that series (or that series and tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 3.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        If the Company shall establish pursuant to Section 2.06 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee for the Securities of such series shall, in accordance with Section 2.08 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect:

        "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM"

        and such other legend as may be required by the depositary.

        Notwithstanding any other provision of this Section 2.10, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

        If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.

        The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event, the Company will execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such Series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.

        If the Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee for the Securities of such series, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.

        If specified by the Company pursuant to Section 2.06 with respect to Securities of a series, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and the Trustee for the Securities of such series shall authenticate and deliver, without charge:

          (i)    to each Person specified by the Depositary a new registered Security or Securities of the same series, of an authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii)   to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

        Upon the exchange of a Global Security in whole for Securities in definitive form, such Global Security shall be canceled by the Trustee for the Securities of such series. Securities issued in exchange for a Global Security shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee for the Securities of such series. Such Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

Section 2.11    Mutilated, Destroyed, Lost and Stolen Securities.

        If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

        Upon the issuance of any new Security under this Section 2.11, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security of any series issued pursuant to this Section 2.11 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

        The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.12    Payment of Interest; Interest Rights Preserved.

        Except as otherwise provided as contemplated by Section 2.06 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

        Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, in each case, as provided in clause (1) or (2) below:

          (1)   The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted

  Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner specified in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2)   The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section 2.12, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.13    Persons Deemed Owners.

        Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.12) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee for the Security or any agent of any of the foregoing from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interest in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

Section 2.14    Cancellation.

        The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.14, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order, which shall be effected consistent with such Company Order in accordance with the standard procedures of the Trustee. The Trustee shall deliver a certificate of each such disposal to the Company.

Section 2.15    Computation of Interest.

        Except as otherwise specified as contemplated by Section 2.06 for Securities of any series (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

Section 2.16    CUSIP Numbers.

        The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use the "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

Section 2.17    Extension of Interest Payment.

        The Company shall have the right at any time, so long as no Event of Default hereunder has occurred and is continuing with respect to the Securities of any series, to extend interest payment periods from time to time on all Securities of such series, if so specified as contemplated by Section 2.06 with respect to such Securities and upon such terms as may be specified as contemplated by Section 2.06 with respect to such Securities.

ARTICLE THREE

REDEMPTION OF SECURITIES

Section 3.01    Applicability of Article.

        Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.06 for Securities of any series) in accordance with this Article Three.

Section 3.02    Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Securities shall be evidenced by a Board Resolution, Officer's Certificate or in any other manner specified, as contemplated by Section 2.06, for such Securities or series of Securities. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

Section 3.03    Selection by Trustee of Securities to Be Redeemed.

        If less than all the Securities of any series are to be redeemed in accordance with this Article Three (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series; provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination or a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

        The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        The provisions of the two preceding paragraphs shall not apply to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination for such Security.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 3.04    Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

        All notices of redemption shall state (including CUSIP number, if any):

          (1)   the Redemption Date;

          (2)   the Redemption Price and accrued interest, if any;

          (3)   if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the Security to be redeemed;

          (4)   that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (5)   the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any; and

          (6)   that the redemption is for a sinking fund, if such is the case.

        Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

        Any notice which is mailed in the manner herein provided shall be presumed conclusively to have been duly given, whether or not the Holder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for redemption for any other Security.

Section 3.05    Deposit of Redemption Price.

        Prior to 11:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 3.06    Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 2.06, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, required as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.12.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 3.07    Securities Redeemed in Part.

        Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Security Registrar shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, that if a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security.

ARTICLE FOUR

COVENANTS

Section 4.01    Payment of Principal, Premium and Interest

        The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Interest on Securities shall be payable without presentment of such Securities and only to the registered Holders thereof determined as provided in Section 2.12. The Company shall have the right to require a Holder, in connection with the payment of the principal of (and premium, if any) and interest on a Security, to present at the office or agency of the Company at which such payment is made a certificate, in such form as the Company may from time to time prescribe, to enable the Company to determine its duties and liabilities with respect to any taxes, assessments or governmental charges which it may be required to deduct or withhold therefrom under any present or future law of the United States of America or of any state, county, municipality or taxing or withholding authority therein, and the Company shall be entitled to determine its duties and liabilities with respect to such deduction or withholding on the basis of information contained in such certificate or, if no such certificate shall be so presented, on the basis of any presumption created by any such law and shall be entitled to act in accordance with such determination. Except as otherwise provided as contemplated by Section 2.06 with respect to any series of Securities, at the option of the Company, interest may be paid by check mailed to the address of the Holder as such address appears in the Security Register.

Section 4.02    Maintenance of Office or Agency.

        So long as any Securities of any series remain Outstanding, the Company will maintain in each Place of Payment for such series of Securities an office or agency (which may be an office of the Trustee or an affiliate of the Trustee) where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demand is so made or served on the Trustee, the Trustee will promptly forward copies thereof to the Company.

        The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 2.06, the Corporate Trust Office for the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor, provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

Section 4.03    Money for Security Payments to be Held in Trust.

        If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, not later than 11:00 a.m., New York City time, on each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the

Trustee, subject to the provisions of this Section 4.03, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 4.04    Statement by Officers as to Default.

        The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 4.05    Waiver of Certain Covenants.

        The Company may omit in any particular instance to comply with any covenant or condition set forth herein with respect to any series, other than (a) its covenant to pay the principal of (or premium, if any) or interest on any Security of such series, or (b) any covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, if before the time for such compliance the Holders of at least a majority in principal amount of the Securities of such series then Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. No such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

ARTICLE FIVE

SUCCESSORS

Section 5.01    Merger, Consolidation or Sale of Assets

        Unless otherwise provided for a particular Series of Securities by a Board Resolution, a supplemental indenture or an Officer's Certificate, the Company shall not consolidate with, sell, convey or lease all or substantially all of its assets to, or merge with or into, another Person unless:

          (a)   the resulting, surviving or transferee Person (the "Successor Company") shall be a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (b)   the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which the sale, conveyance or lease shall have been made expressly assumes the due and punctual payment of the principal of and interest on all the Securities outstanding under this Indenture according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company;

          (c)   immediately after such consolidation, sale, conveyance, lease or merger, the Successor Company is not in material default in the performance or observance of any covenant or condition of this Indenture; and

          (d)   the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer comply with this Indenture.

        The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture (as modified or supplemented by a Board Resolution, supplemental indenture hereto or an Officer's Certificate), and the predecessor Company, except in the case of a lease of all or substantially all of its assets, shall be released from the obligation to pay the principal of and interest on the Securities.

ARTICLE SIX

REMEDIES

Section 6.01    Events of Default.

        Unless otherwise specified as contemplated by Section 2.06 with respect to any series of Securities, "Event of Default", wherever used herein with respect to Securities of any particular series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1)   default in the payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (2)   default in the payment of all or any part of the principal of any of the Securities of that series as and when the same shall become due and payable at Maturity; or

          (3)   default on the part of the Company in the performance, or breach by the Company, of any other covenant or agreement on the part of the Company set forth in the Securities of that series or in this Indenture (other than a covenant or agreement in respect of which a default or breach by the Company is specifically dealt with in this Section 6.01 and other than those which have been included in the Securities of such series or this Indenture solely for the benefit of Securities of any series other than that series) and continuance of such default or breach without cure or waiver for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of that series at the time Outstanding, a written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4)   the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law adjudging the Company as being bankrupt or insolvent, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (5)   the institution by the Company of proceedings to be adjudicated as being bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or the making by the Company of an assignment for the benefit of creditors; or

          (6)   any other Event of Default provided with respect to Securities of that series.

Section 6.02    Acceleration of Maturity; Rescission and Annulment.

        If one or more of the Events of Default specified in Section 6.01, other than in Section 6.01(5) or 6.01(6), with respect to any particular series of Securities at the time Outstanding shall have occurred and be continuing, then in each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such amount of principal as may be specified by the terms of that series) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. If an Event of Default specified in Section 6.01(5) or 6.01(6) occurs and is continuing, then the principal of (and premium, if any, on), or a portion thereof, all the Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

        At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Six provided, the Holders of a majority in the principal amount of the Securities of that series then Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1)   the Company has paid or deposited with the Trustee a sum sufficient to pay:

            (A)  all overdue interest on all Securities of that series (without duplication of any amount thereof paid or deposited pursuant to clauses (B) or (C) below),

            (B)  the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities (without duplication of any amount thereof paid or deposited pursuant to clause (A) above or clause (C) below),

            (C)  to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities (without duplication of any amount thereof paid or deposited pursuant to clause (A) or clause (B) above), and

            (D)  all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and other amounts due to the Trustee under Section 7.07; and

          (2)   all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (and premium, if any) and accrued interest on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

        No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 6.03    Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if, with respect to Securities of any particular series:

          (1)   default is made in the payment of the principal of (or premium, if any, on) any of the Securities of that series at its Maturity, or

          (2)   default is made in the payment of any interest on any of the Securities of that series when such interest becomes due and payable and such default continues for a period of 30 days,

        the Company will, upon written demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates provided by the Securities of that series, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 6.04    Trustee May File Proofs of Claim.

        In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

        No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and the Trustee may be a member of a creditors' or other similar committee.

Section 6.05    Trustee May Enforce Claims Without Possession of Securities.

        All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 6.06    Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article Six shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 7.07; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: To the Company or any other Person or Persons entitled thereto.

Section 6.07    Limitation on Suits.

        No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1)   such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2)   the Holders of not less than 25% in principal amount of the Securities of that series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3)   such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4)   the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5)   no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities of that series then Outstanding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 6.08    Unconditional Right of Holders to Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.12) any interest on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date) and, if applicable, to convert such Security in accordance with the provisions of the Security of that series specified pursuant to Section 2.06(11) and to institute suit for the enforcement of any such payment and, if applicable, right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 6.09    Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 6.10    Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.11, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.11    Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 6.12    Control by Holders.

        The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, that

          (1)   such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2)   the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 6.13    Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default hereunder with respect to such series and its consequences, except a Default:

          (1)   in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2)   in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.14    Undertaking for Costs.

        In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, in the manner and to the extent provided in the Trust Indenture Act, having due regard to the merits and good faith of the claims or defenses made by such party; provided, that neither this Section 6.14 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

Section 6.15    Waiver of Stay or Extension Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SEVEN

THE TRUSTEE

Section 7.01    Certain Duties and Responsibilities.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

Section 7.02    Notice of Defaults.

        If a Default or Event of Default occurs and is continuing with respect to a series of Securities and if it is known to a Trust Officer of the Trustee, the Trustee shall give the Holder of Securities of such series notice of such Default or Event of Default as and to the extent provided by the Trust Indenture Act; provided, however, that (i) in the case of any Default of the character specified in Section 6.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof; and (ii) except in the case of a Default or Event of Default relating to the payment of principal of or any premium or interest on any Security of any series, the Trustee may withhold the notice if it determines, in good faith, that withholding the notice is in the interests of the Holders of such Securities.

Section 7.03    Certain Rights of Trustee.

        Subject to the provisions of Section 7.01:

          (a)   the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)   any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c)   whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d)   the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e)   the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company) to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g)   the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h)   the Trustee shall not be deemed to have notice of any Default or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless a Trust Officer of

  Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities of such series and this Indenture.

Section 7.04    Trustee Not Responsible for Recitals or Issuance of Securities.

        The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 7.05    Trustee May Hold Securities.

        The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 7.06    Money Held in Trust.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 7.07    Compensation and Reimbursement.

        The Company agrees:

          (1)   to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2)   except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3)   to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        As security for the performance of the obligations of the Company under this Section 7.07, the Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it pursuant to this Section 7.07, except with respect to funds held in trust for the payment of the principal of and interest, premium and other amounts on, the Securities.

        When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(5) or Section 6.01(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

        The provisions of this Section 7.07 shall survive any termination of this Indenture.

Section 7.08    Conflicting Interests.

        If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 7.09    Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder which shall be a Person that is eligible under the Trust Indenture Act to act as such. The Trustee shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal or state supervising or examining authority, then for the purposes of this Section 7.09 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall, with respect to the Securities of any series, cease to be eligible in accordance with the provisions of this Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

Section 7.10    Resignation and Removal; Appointment of Successor.

          (a)   No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Seven shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

          (b)   The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c)   The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Securities of such series then Outstanding, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d)   If at any time:

            (1)   the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2)   the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3)   the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee, or (ii) subject to Section 6.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e)   If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Securities of such series then Outstanding delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f)    The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 7.11    Acceptance of Appointment by Successor.

          (a)   In case of the appointment hereunder of a successor Trustee with respect to all Securities, every successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b)   In case of the appointment hereunder of a successor Trustee with respect to the Securities of one of more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c)   Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 7.11, as the case may be.

          (d)   No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Seven.

          (e)   No Trustee hereunder shall be liable for the acts or omissions of any successor Trustee.

Section 7.12    Merger, Conversion, Consolidation or Succession to Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Seven, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13    Preferential Collection of Claims Against Company.

        If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 7.14    Appointment of Authenticating Agent.

        The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.11, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each

Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 7.14.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 7.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.14.

        The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 7.14.

        If an appointment with respect to one or more series is made pursuant to this Section 7.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        This is one of the Securities described in the within-mentioned Indenture.

•
As Trustee

By	,

As Authenticating Agent
By

Authorized Signatory

Section 7.15    Company to Furnish Trustee Names and Addresses of Holders.

        The Company will furnish or cause to be furnished to the Trustee:

          (a)   not later than 15 days after each Regular Record Date for each series of Securities at the time Outstanding (or each date determined pursuant to Section 2.06 in the case of any series of Original Issue Discount Securities), a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date (or as of such other date, as the case may be); and

          (b)   at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as such Trustee is acting as Security Registrar for any series of Securities, no such list shall be furnished with respect to any such series.

Section 7.16    Preservation of Information; Communications to Holders.

          (a)   The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.15 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if it is acting as such. The Trustee may destroy any list furnished to it as provided in Section 7.15 upon receipt of a new list so furnished.

          (b)   The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c)   Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.17    Reports by Trustee.

          (a)   The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any twelve-month period, such report shall cover the twelve-month period ending January 15 and shall be transmitted by the next succeeding March 15.

          (b)   A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.18    Reports by Company.

        The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

ARTICLE EIGHT

SUBORDINATION

        Unless otherwise set forth in the supplemental indenture, Board Resolution or Officer's Certificate pursuant to Section 2.06 establishing the terms of a series of Securities, such series of Securities shall be subject to the following provisions:

Section 8.01    Agreement to Subordinate.

          (a)   The Company covenants and agrees, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Eight; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

          (b)   The payment by the Company of the Obligations hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Obligations due in respect of Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred. For purposes of this Article Eight, the term "payment in full" or like phrases shall mean in each instance with respect to Senior Indebtedness that all Obligations due in respect of such Senior Indebtedness have been discharged or repaid in full in cash or such discharge or payment has been duly provided for to the satisfaction of the holders of such Senior Indebtedness.

          (c)   No provision of this Article Eight shall prevent the occurrence of any Default or Event of Default hereunder.

Section 8.02    Default on Senior Indebtedness.

          (a)   No direct or indirect payment by or on behalf of the Company of any Obligations on the Securities, whether pursuant to the terms of the Securities or upon acceleration, by way of repurchase, redemption, defeasance or otherwise, will be made if, at the time of such payment, there exists a default in the payment when due of all or any portion of the Obligations under or in respect of any Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration (including, without limitation, the acceleration of any Senior Indebtedness during a Payment Blockage Period) or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on of the holders of Senior Indebtedness.

          (b)   In addition, during the continuance of any non-payment default or non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the Representative of such Designated Senior Indebtedness, then, unless and until such default or event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash, or the requisite holders of such Designated Senior Indebtedness have otherwise agreed in writing, no payment of any kind or character with respect to any principal of or interest on or distribution will be made by or on behalf of the Company on account of or with respect to the Securities, during a period (a "Payment Blockage Period") commencing on the date of receipt of such Payment Blockage Notice by the Trustee and ending 179 days thereafter.

        Notwithstanding anything herein to the contrary, (x) in no event will a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given and (y) no subsequent Payment Blockage Period may be commenced with respect to Securities of a particular series unless and until 360 consecutive days have elapsed since the delivery of the immediately prior Payment Blockage Notice. No default or event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default has been cured or waived for a period of not less than 90 consecutive days. Any subsequent action or breach of financial covenants for a period ending after the date of delivery of the initial Payment Blockage Notice that in either case would give rise to a default pursuant to any provisions under which a default in respect of Designated Senior Indebtedness previously existed or was continuing shall constitute a new default for the purposes of this paragraph.

          (c)   In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by clause (a) or (b) of this Section 8.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

Section 8.03    Liquidation; Dissolution; Bankruptcy.

          (a)   Upon any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total or partial dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, assignment for the benefit of creditors or marshalling of the Company's assets, or in bankruptcy, insolvency, receivership or other similar proceedings, whether voluntary or involuntary, all principal, premium, if any, and interest due or to become due to all Senior Indebtedness of the Company shall first be paid in full in cash, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, before the Holders are entitled to receive or retain any payment; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character whether in cash, property or securities, which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article Eight, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full in cash, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

          (b)   In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior

  Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, to the extent necessary to pay such Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

          (c)   For purposes of this Article Eight, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Eight with respect to the Securities to the payment of all Senior Indebtedness of the Company that may at the time be outstanding; provided, however, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The amalgamation or consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties or assets substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Five of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 8.03 if such other corporation shall, as part of such amalgamation, consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five of this Indenture. Nothing in Section 8.02 or in this Section 8.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          (d)   If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

Section 8.04    Subrogation.

          (a)   Subject to the payment in full of all Senior Indebtedness of the Company then outstanding, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article Eight, and no payment over pursuant to the provisions of this Article Eight to or for the benefit of the holders of such Senior Indebtedness by Holders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Eight are and are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

          (b)   Nothing contained in this Article Eight or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness of the Company nor shall anything herein or therein prevent the

  Trustee or any Holder of Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eight of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          (c)   Upon any payment or distribution of assets of the Company referred to in this Article Eight, the Trustee, subject to the provisions of Section 7.01, and the Holders shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or the Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eight.

Section 8.05    Trustee to Effectuate Subordination

        Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eight and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

Section 8.06    Notice by the Company

          (a)   The Company shall give prompt written notice to a Trust Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight. Notwithstanding the provisions of this Article Eight or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight, unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company or a Holder or holders of Senior Indebtedness or from any representative or trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 8.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which such money was received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

          (b)   The Trustee, subject to the provisions of Section 7.01, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eight, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eight and, if such evidence is not furnished, the

  Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 8.07    Rights of the Trustee; Holders of Senior Indebtedness.

          (a)   The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Eight in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          (b)   With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eight and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 7.01, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Eight or otherwise.

Section 8.08    Subordination May Not be Impaired.

          (a)   No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

          (b)   Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Eight or the obligations hereunder of the Holders to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising or waive any rights against the Company and any other Person.

          (c)   Each present and future holder of Senior Indebtedness shall be entitled to the benefit of the provisions of this Article Eight notwithstanding that such holder is not a party to this Indenture.

SECTION 8.09    Article Applicable to Paying Agents.

        In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Eight shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Eight in addition to or in place of the Trustee; provided, however, that this Section 8.09 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 8.10    Defeasance of this Article Eight

        Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of United States Government Obligations or Foreign Government Obligations held in trust under Articles Nine or Eight hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Nine or Eight and not in violation of Section 8.02 for the payment of principal of, premium, if any, and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Eight, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

SECTION 8.11    Subordination Language to be Included In Securities.

        Each Security shall contain a subordination provision which will be substantially in the following form:

    "THE SECURITIES ARE SUBORDINATED IN RIGHT OF PAYMENT, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE INDENTURE, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS (AS DEFINED IN THE INDENTURE, OR AS SET FORTH IN ONE OR MORE INDENTURES SUPPLEMENTAL HERETO, A BOARD RESOLUTION IN ACCORDANCE WITH SECTION 2.6 OR IN THIS SECURITY). EACH HOLDER BY ACCEPTING A SECURITY AGREES TO SUCH SUBORDINATION AND AUTHORIZES THE TRUSTEE TO GIVE IT EFFECT."

SECTION 8.12    Trustee's Compensation Not Prejudiced.

        Nothing in this Article Eight shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

ARTICLE NINE

SATISFACTION AND DISCHARGE

Section 9.01    Satisfaction and Discharge of Indenture.

        This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)   either

            (A)  all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.11 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03) have been delivered to the Trustee for cancellation; or

            (B)  all such Securities not theretofore delivered to the Trustee for cancellation

          (i)    have become due and payable, or

          (ii)   will become due and payable at their Stated Maturity within one year, or

          (iii)  are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire Debt on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2)   the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3)   the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Nine, the obligations of the Company to the Trustee under Section 7.07, the obligations of the Trustee to any Authenticating Agent under Section 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 9.01, the obligations of the Trustee under Section 9.02 and the last paragraph of Section 4.03 shall survive.

SECTION 9.02    Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 4.03, all money deposited with the Trustee pursuant to Section 9.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

ARTICLE TEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 10.01    Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance

        Unless otherwise specified as contemplated by Section 2.06 with respect to Securities of a particular series, the Company may, at its option, by Board Resolution, Officer's Certificate or any other manner specified as contemplated by Section 2.06 for such series of Securities, at any time, with respect to any series of Securities, elect to have either or both of Section 10.02 or Section 10.03 be applied to the Outstanding Securities of such series, upon compliance with the conditions set forth below in this Article Ten.

SECTION 10.02    Defeasance and Discharge

        Upon the Company's exercise under Section 10.01 of its option to have this Section 10.02 applied to the Outstanding Securities of a particular series (as a whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions set forth in Section 10.04 are satisfied (hereinafter called "Defeasance"), and thereafter such Securities shall not be subject to redemption pursuant thereto. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Outstanding Securities of such series to receive, solely from the trust fund described in Section 10.05 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.09, 2.10, 2.11, 4.02 and 4.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article Ten. Subject to compliance with this Article Ten, the Company may exercise its option to have this Section 10.02 applied to the Outstanding Securities of such series notwithstanding the prior exercise of its option to have Section 10.03 applied to the Securities of such series. Following a Defeasance, payment of the Securities of such series may not be accelerated because of the occurrence and continuance of an Event of Default.

SECTION 10.03    Covenant Defeasance.

        Upon the Company's exercise under Section 10.01 of its option to have this Section 10.03 applied to the Outstanding Securities of a particular series (as a whole and not in part), (1) the Company shall be released from its obligations under Section 4.04, and under any additional or substitute covenant established with respect to the Securities of any series pursuant to Section 2.06(25), Section 11.01(2) or Section 11.01(7) if the Securities of such series have been determined pursuant to Section 2.06 to be subject to this provision (with Section 4.04, and any such additional and substitute covenant, referred to herein as a "Defeasible Covenant"), and (2) the occurrence of any event specified in Section 6.01(4) with respect to such Defeasible Covenant shall be deemed not to be or result in an Event of Default, in each case, with respect to the Outstanding Securities of such series as provided in this Section 10.03 on and after the date the conditions set forth in Section 10.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Defeasible Covenant, whether directly or indirectly by reason of any reference elsewhere herein to any Defeasible Covenant or by reason of any reference in any such Defeasible Covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a Covenant Defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Section 6.01(5) or Section 6.01(6) or by reference to Section 6.01(4) and such Defeasible Covenant.

SECTION 10.04    Conditions to Defeasance or Covenant Defeasance.

        The following shall be the conditions precedent to the application of either Section 10.02 or Section 10.03 to the Outstanding Securities of a particular series:

          (1)   The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 7.09 and agrees to comply with the provisions of this Article Ten applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) if the Securities of such series are denominated in Dollars, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest, and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof, in accordance with the terms of this Indenture and such Securities, or (B) if the Securities of such series are denominated in a currency or currency unit other than Dollars, (i) money in such currency or currency units in an amount, or (ii) Foreign Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money or such currency or currency unit in an amount, or (iii) a combination thereof, in each case, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof, in accordance with the terms of this Indenture and such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Three, which shall be given effect in applying the foregoing. As used herein: (a) "U.S. Government Obligation" means any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt; and (b) "Foreign Government Obligation" means any security which is (x) a direct obligation of the government that issued such currency for the payment of which the full faith and credit of such government is pledged or (y) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case (x) or (y), is not callable or redeemable at the option of the issuer thereof, and shall also include any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Foreign Government Obligation or a specific payment of principal or interest on any such Foreign Government Obligation held by such custodian for the account of the holder of such depositary receipt; provided, that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Foreign Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2)   In the event of an election to have Section 10.02 apply to the Outstanding Securities of a particular series, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3)   In the event of an election to have Section 10.03 apply to the Outstanding Securities of a particular series, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4)   No Default with respect to the Outstanding Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as the subsections 6.01(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, it being understood that the condition in this clause (B) shall not be deemed satisfied until the expiration of such period.

          (5)   Such Defeasance or Covenant Defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 7.08 or for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (6)   Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (7)   Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered thereunder or exempt from registration thereunder.

          (8)   Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 2.06.

          (9)   The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 10.05    Deposited Money, U.S. Government Obligations and Foreign Government Obligations to Be Held in Trust; Miscellaneous Provisions.

        Subject to the provisions of the last paragraph of Section 4.03, all money and U.S. Government Obligations or Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 10.05 and Section 10.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 10.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

        The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Section 10.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities of such series.

        Anything in this Article Ten to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 10.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities of such series.

SECTION 10.06    Reinstatement.

        If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Ten, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Outstanding Securities of such series from which the Company has been discharged or released pursuant to Section 10.02 or 10.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article Ten with respect to the Outstanding Securities of such series, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 10.05 with respect to such Securities in accordance with this Article Ten; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust by the Trustee or the Paying Agent.

ARTICLE ELEVEN

SUPPLEMENTAL INDENTURES

Section 11.01    Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1)   to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2)   to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company (and if such surrender relates to less than all series of Securities, stating that such surrender is expressly limited to such series); or

          (3)   to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4)   to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5)   to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

          (6)   to comply with the requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (7)   to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.06; or

          (8)   to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11; or

          (9)   to make any provisions with respect to the conversion rights of Holders, including providing for the conversion of the Securities into any other security or securities of the Company; or

          (10) to cure any ambiguity, to correct or supplement any provision in this Indenture or the Securities of any series which may be inconsistent with any other provision in this Indenture or such Securities, or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities of any series; provided, that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of any such Securities in any material respect.

SECTION 11.02    Supplemental Indentures with Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1)   change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the index, indices or formula pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2)   reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture, or modify the provisions of this Indenture with respect to subordination of the Securities in a manner adverse to the Holders in any material respect, or

          (3)   modify any of the provisions of this Section 11.02 or Section 6.13 or Section 4.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 11.02 and Section 4.05, or the deletion of this proviso, in accordance with the requirements of Sections 7.11 and 11.01(8), or

          (4)   modify or change any provision of this Indenture or the related definitions to modify the ranking of such Notes or the subordination thereof in a manner that adversely affects the Holders thereof.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. It shall not be necessary for any Act of Holders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 11.03    Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Eleven or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 11.04    Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article Eleven, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 11.05    Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article Eleven shall conform to the requirements of the Trust Indenture Act.

SECTION 11.06    Reference in Securities to Supplemental Indentures.

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Eleven may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

QWEST COMMUNICATIONS INTERNATIONAL INC.

By:
Name: Title:

Attest:

Trustee

By:
Name: Title:

Attest: